UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2026

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2026, The AES Corporation (the “Company” or “AES”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Horizon Parent, L.P., a Delaware limited partnership (“Parent”), and Horizon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger. Parent is jointly controlled by investment vehicles affiliated with one or more funds, accounts or other entities managed or advised by Global Infrastructure Management, LLC and the EQT Infrastructure VI fund.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value per share, of the Company (“Company common stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares of Company common stock held by any holder who properly exercises and perfects appraisal rights under Delaware law in respect of such shares and (ii) any shares of Company common stock held in the treasury of the Company or owned, directly or indirectly, by Parent or Merger Sub) shall be automatically converted into the right to receive $15.00 in cash, without interest (the “Merger Consideration”), subject to applicable withholding taxes. The aggregate equity value of the Company common stock acquired by Parent will be approximately $10.7 billion as calculated on the date hereof. The Merger Agreement also specifies the treatment of the Company’s outstanding equity awards in connection with the Merger.

The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement, including the Merger and the other transactions contemplated thereby, and the Board of the Company has resolved to recommend that the Company’s stockholders approve the Merger and adopt the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants. Among other things, the Company has agreed, subject to certain exceptions, to, and to cause each of its subsidiaries to, conduct its business in the ordinary course, consistent with past practice, from the date of the Merger Agreement until the Effective Time, and not to take certain actions prior to the closing of the Merger without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company has made certain additional customary covenants, including, subject to certain exceptions: (1) to cause a meeting of the Company’s stockholders to be held to consider approval of the Merger Agreement, (2) not to solicit proposals relating to alternative business combination transactions and not to participate in discussions concerning, or furnish information in connection with, alternative business combination transactions and (3) not to withdraw its recommendation to the Company’s stockholders regarding the Merger.

In addition, subject to the terms of the Merger Agreement, the Company, Parent and Merger Sub are required to use reasonable best efforts to obtain all required regulatory approvals, including certain regulatory approvals from the Public Utility Commission of Ohio (“PUCO”), the New York Public Service Commission, the Federal Energy Regulatory Commission and the Committee on Foreign Investment in the United States, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the receipt of certain approvals under the applicable laws of certain foreign countries, so long as such approval does not result in a Burdensome Condition (as defined in the Merger Agreement).

Consummation of the Merger is subject to various closing conditions, including: (1) approval of the stockholders of the Company, (2) receipt of the specified regulatory approvals without the imposition of a Burdensome Condition, (3) absence of any law or order prohibiting the consummation of the Merger, (4) subject to materiality qualifiers, the accuracy of each party’s representations and warranties, (5) each party’s compliance in all material respects with its obligations and covenants under the Merger Agreement and (6) the absence of a material adverse effect with respect to the Company and its subsidiaries. Parent has obtained equity financing commitments to fund the transactions contemplated by the Merger Agreement. The completion of the Merger is not conditioned on receipt of financing by Parent. The Merger is currently expected to close in late 2026 or early 2027, subject to satisfaction or waiver (to the extent permitted by law) of all closing conditions.

The Merger Agreement contains certain termination rights for both the Company and Parent, including if the Merger is not consummated by June 1, 2027 (subject to extension for an additional two successive three-month periods if all of the conditions to closing, other than the conditions related to obtaining regulatory approvals, have been satisfied). The Merger Agreement also provides for certain termination rights for each of the Company and Parent, and provides that, upon termination of the Merger Agreement under certain specified circumstances,

Parent would be required to pay a termination fee of $100 million or approximately $588 million (depending on the specific circumstances of termination) to the Company, and under other specified circumstances, the Company would be required to pay Parent a termination fee of approximately $321 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates therein. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New President

On March 1, 2026, the Board appointed Ricardo Falú, 46 years old, to serve as the Company’s President, effective March 2, 2026. Previously, he served as Executive Vice President and Chief Operating Officer of the Company, and President of the Company’s New Energy Technologies Strategic Business Unit (“SBU”) from February 2024 to March 1, 2026; Senior Vice President and Chief Operating Officer of the Company from July 2023 to February 2024; Senior Vice President and Chief Strategy and Commercial Officer of the Company from August 2022 to July 2023; President of the Company’s Andes region from January 2022 to August 2022; Chief Executive Officer of AES Andes S.A. (an AES subsidiary, which includes AES Chile, AES Colombia, and AES Argentina) from April 2018 to August 2022; Chief Financial Officer for the Company’s businesses in the Andes region from 2014 to April 2018; and Chief Financial Officer for the Company’s businesses in the Mexico, Central American, and Caribbean (“MCAC”) region from 2012 to 2014, after originally joining the Company in 2003. He is a member of the boards of the following AES subsidiaries: IPALCO Enterprises, Inc., AES Andes S.A., DPL LLC, and AES Colombia & Cia S.C.A. E.S.P. Mr. Falú also serves as a director of Fluence Energy, Inc. Prior to joining AES, Mr. Falú worked as an external auditor, accounting analyst, and financial consultant in Argentina. He holds a Certified Public Accountant degree from the Universidad Nacional de Salta in Argentina and an Executive MBA, graduating Summa Cum Laude from the IAE Business School. He also holds a diploma from the Wharton Advanced Management Program, a Certificate in Management from Darden, and has completed other executive financial and management studies at Darden, Wharton, and Harvard.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Falú and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer of AES. There is no arrangement or understanding between Mr. Falú and any other person pursuant to which he was selected as the Company’s President. Mr. Falú does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K.

In connection with his appointment as the Company’s President, the Board approved the following compensation arrangements for Mr. Falú:

•	Annual base salary of $950,000;

•	Annual performance incentive plan target opportunity of 125% of base salary, which will be subject to pre-established performance targets; and

•

Annual long-term compensation target opportunity of $6,500,000, which will be subject to pre-established performance goals and service-based vesting conditions (for 2026, the long-term incentive awards were granted in the following amounts: 128,289 restricted stock units, 149,671 performance stock units (at target) and 2,275,000 performance cash units (at target)).

Mr. Falú will continue to be eligible for benefits similar to those of existing AES executives, including, without limitation, participation in the Company’s health, welfare, retirement, and relocation benefits, and Amended and Restated Executive Severance Plan.

Andrés Gluski, who has served as the Company’s President and Chief Executive Officer since September 2011, will continue to serve in the Chief Executive Officer position only, effective March 2, 2026, and as a member of the Board.

Appointment of New Chief Operating Officer

On March 1, 2026, concurrent with the appointment of Mr. Falú as the Company’s President, the Board appointed Juan Ignacio Rubiolo to serve as AES’ Executive Vice President and Chief Operating Officer (“COO”), and President of the Company’s Energy Infrastructure SBU, effective March 2, 2026.

Mr. Rubiolo, 49 years old, previously served as Executive Vice President of the Company and President of the Company’s Energy Infrastructure SBU from March 2023 to March 1, 2026; Executive Vice President of the Company and President of the Company’s International Businesses from January 2022 to March 2023; Senior Vice President of the Company and President of the Company’s MCAC SBU from March 2018 to January 2022; Chief Executive Officer of AES Mexico from 2014 to March 2018; and Vice President of the Commercial team of the Company’s MCAC SBU from 2013 to 2014. Mr. Rubiolo joined AES in 2001 and has worked in AES businesses in the Philippines, Argentina, Mexico, Panama, and the Dominican Republic. Mr. Rubiolo serves on the boards of the following AES subsidiaries: AES Andes S.A. and AES Colombia & Cia S.C.A. E.S.P. Mr. Rubiolo has a Science Degree in Business from the Universidad Austral of Argentina and a Master of Project Management from the Quebec University in Canada, and has completed the executive business and leadership program at Darden.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Rubiolo and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer of AES. There is no arrangement or understanding between Mr. Rubiolo and any other person pursuant to which he was selected as the Company’s COO. Mr. Rubiolo does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K.

In connection with his appointment as COO, the Board approved the following compensation arrangements for Mr. Rubiolo:

•	Annual base salary of $700,000;

•	Annual performance incentive plan target opportunity of 100% of base salary, which will be subject to pre-established performance targets; and

•

Annual long-term compensation target opportunity of $1,950,000, which will be subject to pre-established performance goals and service-based vesting conditions (for 2026, the long-term incentive awards were granted in the following amounts: 38,487 restricted stock units, 44,901 performance stock units (at target) and 682,500 performance cash units (at target)).

Mr. Rubiolo will continue to be eligible for benefits similar to those of existing AES executives, including, without limitation, participation in the Company’s health, welfare, retirement, relocation benefits, and Amended and Restated Executive Severance Plan.

SECTION 7 – REGULATION FD

Item 7.01.	Regulation FD Disclosure.

On March 2, 2026, the Company and affiliates of Parent issued a joint press release announcing the execution of the Merger Agreement, and the Company posted an investor presentation related to the Merger to the Investor Relations section of its website. The joint press release and the investor presentation are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The joint press release and the investor presentation are being furnished, not filed, pursuant to Regulation FD. Accordingly, the joint press release and the investor presentation will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference. The furnishing of the joint press release and the investor presentation is not intended to, and does not, constitute a determination or admission by the Company that the information in the joint press release and the investor presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger by and among The AES Corporation, Horizon Parent, L.P. and Horizon Merger Sub, Inc., dated as of March 1, 2026

99.1	Joint Press Release, dated March 2, 2026

99.2	Investor Presentation, dated March 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement to be provided to AES’ stockholders in connection with the Transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-

looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

PARTICIPANTS IN THE SOLICITATION

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AES Corporation

By:	/s/ Paul L. Freedman
Name:	Paul L. Freedman
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: March 2, 2026